MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-1
September 1, 2002 through September 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,026,609,899.26
B.	Level Pay Pool Balance of the Initial Rec		926,650,172.78
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		99,959,726.48
D.	Notes
	1.	Class A-1
		a.	Initial Balance				140,000,000.00
		b.	Note Interest Rate			4.63630%
		c.	Noteholders' Final Sched Pmt Date	15-Apr-02
	2.	Class A-2
		a.	Initial Balance				165,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + 0.11%
		c	Noteholders' Final Sched Pmt Date	15-Aug-03
	3.	Class A-3
		a.	Initial Balance				350,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-May-05
	4.	Class A-4
		a.	Initial Balance				193,022,000.00
		b.	Note Interest Rate			5.3400%
		c.	Noteholders' Final Sched Pmt Date	15-Dec-05
	5.	Class B
		a.	Initial Balance				64,095,000.00
		b.	Note Interest Rate			6.1900%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				73,955,367.36
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		7.623%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						57.32 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						56.02 months
J.	Number of Initial Receivables				44,500
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	9,860,723.67
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		22,186,628.27
L.	Yield Supplement Account Deposit on the Closing Date	9,988,699.44
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						40,537,531.90
N.	Adjusted Principal Balance of Initial Receivables	986,072,367.36

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					553,663,347.59
B.	Level Payment Pool Balance				467,043,892.86
C.	Last Scheduled Payment Pool Balance			86,619,454.73
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		203,015,333.16
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		193,022,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		64,095,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					73,955,367.36
F.	Reserve Account Balance					11,431,832.19
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				67,935.15
I.	Yield Supplement Over Collatralization Balance 		19,575,647.07
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			31,067,590.95
L.	Weighted Average Coupon (WAC)				6.964%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	40.30
N.	Number of Contracts					31,443
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			233,541.31
	2.	Prepayments in Full				94,366.81
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		389,648.80
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				12,634.87
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			12,634.86
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				15,314,525.41
	2.	Collected Principal				15,315,267.63
	3.	Collected Interest				3,125,407.44
	4.	Repurchased Receivables Principal 		737,905.80
	5.	Repurchased Receivables Interest		6,373.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				421,514.90
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			421,514.90
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			18,368,251.26
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				144,704.30
		b.	Current Month Actuarial Advances 	37,414.52
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				39,467.74
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	142,651.08
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(2,053.22)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					4,715.94
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			72,651.09
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	6.952%
L.	Weighted Average Remaining Maturity (WAM)		39.30
M.	Remaining Number of Receivables				30,863
N.	Delinquent Contracts	Contracts	Amount
	1.	30-59 Days
		Delinquent	1153 	3.74%	21,172,256.59 	3.97%
	2.	60-89 Days
		Delinquent	331 	1.07%	6,389,313.72 	1.20%
	3.	90 Days or more
		Delinquent	241 	0.78%	4,793,094.86 	0.90%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	115 		1,844,077.40
	2.	Loans Defaulted During
		the Month	145
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,481,044.08
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			466,262.68
	5.	Level Payment Liquidation Proceeds		861,642.13
	6.	Last Scheduled Payment Liquidation Proceeds	19,113.50
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					736,408.92
P.	Pool Balances
	1.	Total Pool Balance				533,901,551.74
	2.	Level Pay Pool Balance				448,182,509.45
	3.	Last Scheduled Payment Pool Balance		85,719,042.29
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			12,738.20
B.	Collection Account Investment Income			20,797.33
C.	Payahead Account Investment Income			74.36
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 				389,648.80
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			15,315,267.63
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,125,407.44
								18,830,323.87

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					434,149.77
C.	Net Change in Payahead Account Balance 			(4,715.94)
D.	Net Liquidation Proceeds and Recoveries Received 	1,617,164.55
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					744,278.80
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(2,053.22)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						21,619,147.83

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			18,554,400.04
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		18,554,400.04
B.	Total Required Payment
	1.	Total Servicing Fee  				1,461,386.12
	2.	Net Swap Payment				475,716.98
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				327,592.14
		d.	Class A-4				858,947.90
		e.	Class B 				330,623.38
		f.	Total Accrued Note Interest		1,517,163.42
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				18,554,400.04
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	18,554,400.04
	4.	Total Required Payment 				22,008,666.56
	5.	Available Funds					21,619,147.83
	6.	Reserve Account TRP Draw Amount			389,518.73
	7.	Total Available Funds				22,008,666.56
C.	Current Period Payments
	1.	Servicing Fee paid				1,461,386.12
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				327,592.14
		d.	Class A-4				858,947.90
		e.	Class B					330,623.38
		f.	Total Interest Paid			1,517,163.42
	3.	Remaining Available Funds			18,554,400.04
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				18,554,400.04
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		18,554,400.04
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		11,431,832.19
	3.	Plus: Reserve Account Investment Income		12,738.20
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		389,518.73
	6.	Reserve Account Balance before Deposit to
		Reserve Account					11,055,051.66
	7.	Specified Reserve Account Balance		22,186,628.27
	8.	Amount Necessary to Reinstate Reserve Account
		to Specified Reserve Balance 			11,131,576.61
	9.	Funds Available for Deposit to Reserve Account	0.00
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			11,055,051.66
F.	Excess Funds Deposited to Certificate Distribution
	Account							0.00
G.	Total Distributions					22,008,666.56

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	553,663,347.59 	533,901,551.74
	2.	Total Pool Factor	0.5393123	0.5200627
	3.	Level Pmt Pool Bal	467,043,892.86 	448,182,509.45
	4.	Level Pmt Pool Factor	0.5040132	0.4836588
	5.	Last Sched Pmt Pool
		Bal			86,619,454.73 	85,719,042.29
	6.	Note Balance
		a.	Class A-1 	0.00 		0.00
		b.  	Class A-2 	0.00 		0.00
		c. 	Class A-3 	203,015,333.16 	184,460,933.12
		d.	Class A-4	193,022,000.00 	193,022,000.00
		e.	Class B		64,095,000.00 	64,095,000.00
		e.	Total		460,132,333.16 	441,577,933.12
	7.	Pool Factor
		a.	Class A-1 	0.0000000	0.0000000
		b.  	Class A-2 	0.0000000	0.0000000
		c. 	Class A-3 	0.5800438	0.5270312
		d.	Class A-4	1.0000000	1.0000000
		e.	Class B		1.0000000	1.0000000
	8.	Certificate Balance	73,955,367.36 	73,955,367.36
	9.	Certificate Pool
		Factor			1.0000000	1.0000000
	10.	Total Note and
		Certificate Balance	534,087,700.52	515,533,300.48
	11.	Yield Supplement Over
		Collatralization	19,575,647.07	18,368,251.26

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.964% 		6.952%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	40.30 		39.30
	3.	Remaining Number of
		Receivables		31,443 		30,863


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for
	Collection Period					2,066,551.13
B.	Realized Losses for Collection Period Less
	Recoveries						1,330,142.21
C.	Cumulative Losses for all Periods  			32,397,733.16
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1153 	3.74%	21,172,257	3.97%
	2.	60-89 Days
		Delinquent	331 	1.07%	6,389,314	1.20%
	3.	90 Days or more
		Delinquent	241 	0.78%	4,793,095	0.90%
	4.	Vehicles Repossessed
		During Collection
		Period		115 	0.37%			1,844,077


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		4.40%
	2.	Preceding Collection Period			4.35%
	3.	Current Collection Period 			4.48%
	4.	Three Month Average 				4.41%

B.	Annualized Net Loss					2.88%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		1.58%
	2.	Preceding Collection Period			1.83%
	3.	Current Collection Period 			2.09%
	4.	Three Month Average 				1.83%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			20,881,638.19
	2.	Yield Supplement Amount from MMCA		0.00
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		0.00
	5 	Reserve Account Draw for Total Required
		Payment 					389,518.73
	6 	Deposit from Payahead Account  			0.00
	7 	Collection Account Investment Income  		20,797.33
	8 	Total Transfers Into Collection Account		21,291,954.25
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			1,461,386.12
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				2,053.22
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				(744,278.80)
		e.	Total To Servicer (Net of Total
			Repurchases)				719,160.54

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee)				20,071,563.46
	3.	Deposit to Payahead Account 			4,715.94
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	20,797.33
		c.	Total to Certificate Distribution
			Account					20,797.33
	6.	Total Transfers from Collection Account		21,291,954.25

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			11,431,832.19
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		12,738.20
	3.	Total Transfers Into Reserve Account		12,738.20
C.	Total Transfers In and Beginning Balance		11,444,570.39
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			389,518.73
	3.	Reserve Account Investment Income to Seller
		(MART)  					0.00
	4.	Total Transfers From Reserve Account		389,518.73
E.	Ending Balance						11,055,051.66
F.	Total Distributions and Ending Balance			11,444,570.39

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			67,935.15
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					4,715.94
	2.	Payahead Account Investment Income 		74.36
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		4,790.30
C.	Total Transfers In and Beginning Balance		72,725.45
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		74.36
	3.	Total Transfers From Payahead Account		74.36
E.	Payahead Account Ending Balance 			72,651.09
F.	Total Distributions and Ending Balance			72,725.45

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement Account	0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from Collection
		Account						20,071,563.46
	2.	Total Transfers Into Note Payment Account	20,071,563.46
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				18,881,992.18
		d.	Class A-4				858,947.90
		e.	Class B					330,623.38
		f.	Total Payments to Noteholders		20,071,563.46
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			20,071,563.46

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account	0.00
	2.	Collection Account Investment Income		20,797.33
	3.	Total Transfers into Certificate
		Distribution Account				20,797.33
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			20,797.33
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			20,797.33

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				20,071,563.46
	2.	To Servicer (MMCA) 				719,160.54
	3.	To Payahead Account				4,715.94
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		20,797.33
	6.	Total Distributions From Collection Account	20,816,237.27

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		74.36
	3.	Total Distributions From Payahead Account	74.36

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		0.00
	4.	Total Distributions From Yield Supplement
		Account						0.00

E.	Total Distributions From All Accounts			20,816,311.63
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				20,071,563.46
	2.	Servicer (MMCA)					719,234.90
	3.	Seller (MART)					0.00
	4.	Collection Account 				0.00
	5.	Certificate Distribution Account		20,797.33
	6.	Reserve Account					0.00
	7.	Payahead Account				4,715.94
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		20,816,311.63